GEOVIC MINING RESOLVES GEOVIC CAMEROON
ACCOUNTING DISAGREEMENT

January 11, 2010 – Denver, CO - Geovic Mining Corp. (“Geovic” or “the Company”, TSX: GMC, OTCBB:GVCM), is pleased to announce it has resolved the previously disclosed accounting disagreement with Societe Nationale d’Investissement du Cameroun (“SNI”). Geovic indirectly owns 60.5% of Geovic Cameroon plc (“Geovic Cameroon”), the entity that owns the Nkamouna cobalt/nickel/manganese project, while SNI owns or represents 39.5% .

As discussed in Press Releases dated June 24th and June 26th, 2009, the two parties previously disagreed on the accounting treatment of foreign exchange gains applicable to capital contributions made by Geovic Mining to Geovic Cameroon prior to 2007. SNI had also initiated litigation for the removal of Deloitte & Touche Afrique Centrale Sarl (“Deloitte”) as Geovic Cameroon’s statutory auditor.

Both parties have agreed to settle the disagreement as follows:

·	Any exchange rate gain registered in Geovic Cameroon’s accounts will be shared by all Geovic Cameroon shareholders on a proportionate basis.
·	Deloitte will remain as Geovic Cameroon’s statutory auditor.
·	Pending litigation between SNI and Geovic Cameroon will be withdrawn.

Notably, the settlement is expected to have no material impact on the financial statements of Geovic Mining.

Geovic Mining CEO John E. (“Jack”) Sherborne stated: “Amicable resolution of this disagreement is another positive milestone in the Company’s efforts to commence financing and construction of Nkamouna in the second half of 2010. Geovic and SNI look forward to continued co-operation in our mutual target of building the world’s largest primary cobalt mine.”

About Geovic

Geovic is a U.S.-based corporation whose principal asset is 60.5% of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company initiatives and Project information may be found on the websites www.geovicenergy.com, www.sedar.com, and www.sec.gov. For more information, please go to www.geovic.net or contact:

Andrew C. Hoffman, CFA		San Diego Torrey Hills Capital		Vanguard Shareholder Solutions
V.P., Investor Relations		Direct	(858) 456-7300	Direct (604) 608-0824
Geovic Mining Corp.		info@torreyhillscapital.com		Toll-Free (866) 801-0779
Direct	(720) 350-4130			ir@vanguardsolutions.ca
Toll-Free	(888) 350-4130
ahoffman@geovic.net

On behalf of the Board
John E. Sherborne, CEO and Director

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the withdrawal of litigation and the timing of financing and expected commencement of plant construction in the second half of 2010. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others,; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes, other risks of the mining industry, delays in obtaining governmental approvals; our ability to obtain financing on acceptable terms or at all; and other factors as described in detail in the Company’s Annual Information Form and Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.